UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

(Amendment No.                 )

Check the appropriate box:

[ ]	Preliminary information statement.

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

[X]	Definitive information statement.

GREAT-WEST FUNDS, INC.

(Name of Registrant as Specified in its Charter)

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IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

Regarding the Great-West International Growth Fund (formerly the Great-West MFS International Growth Fund)

This notice presents only an overview of the more complete Information Statement that is available to you on the Internet relating to the Great-West International Growth Fund (the “Fund”) (formerly the Great-West MFS International Growth Fund). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement contains important information about a sub-adviser change for the Fund. Effective April 27, 2018, Franklin Templeton Institutional, LLC (“Franklin Templeton”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) replaced Massachusetts Financial Services Company (“MFS”) as sub-advisers to the Fund. At a meeting held on February 22, 2018, the Board of Directors of Great-West Funds, Inc., including a majority of the independent directors, considered and approved new sub-advisory agreements retaining Franklin Templeton and JPMorgan each as a sub-adviser to the Fund, and voted to change the name of the Fund to reflect the fact that MFS is no longer the sub-adviser.

Great-West Capital Management, LLC (“GWCM”) is the investment adviser to Great-West Funds, Inc. (“Great-West Funds”), including the Fund. GWCM provides investment advisory, fund operations, and accounting services to Great-West Funds. GWCM at its expense may select and contract with sub-advisers to manage investments of one or more of the series of Great-West Funds.

Great-West Funds operates under a manager-of-managers structure under an order issued by the Securities and Exchange Commission. The current order generally permits GWCM to hire sub-advisers or materially amend sub-advisory agreements without shareholder approval. The Board of Directors of Great-West Funds must approve such sub-advisory agreements, and Great-West Funds must provide specified information to shareholders within 90 days of the hiring of any new sub-adviser.

The replacement of MFS with Franklin Templeton and JPMorgan as sub-advisers does not change the Fund’s fees and expenses because GWCM pays Franklin Templeton and JPMorgan’s fees from the management fees that the Fund already pays GWCM.

Instead of physically delivering the Information Statement, Great-West Funds has made the Information Statement available to you online at www.greatwestfunds.com until October 24, 2018. A paper or email copy of this information statement may be obtained, without charge, by calling (866) 831-7129.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you have any questions, please contact us at (866) 831-7129.

Dear Shareholder,

The enclosed information statement contains important information about a sub-adviser change for the Great-West International Growth Fund (the “Fund”) (formerly the Great-West MFS International Growth Fund). Effective April 27, 2018, Franklin Templeton Institutional, LLC (“Franklin Templeton”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) replaced Massachusetts Financial Services Company (“MFS”) as sub-adviser to the Fund.

Please read the enclosed information statement carefully because it describes the Fund’s investment management structure, the new sub-advisory agreements with Franklin Templeton and JPMorgan, background information about Franklin Templeton and JPMorgan, factors that the Board of Directors of Great-West Funds, Inc. considered in approving the sub-advisory agreement with each of Franklin Templeton and JPMorgan, and other important information.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you have any questions, please contact us at (866) 831-7129.

Sincerely,

Scott C. Sipple
President & Chief Executive Officer
Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

Great-West International Growth Fund

Executive Offices & Mailing Address:	8515 East Orchard Road Greenwood Village, Colorado 80111

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at www.greatwestfunds.com

The purpose of this information statement is to notify shareholders of the Great-West International Growth Fund (the “Fund”) (formerly the Great-West MFS International Growth Fund), that effective April 27, 2018, Franklin Templeton Institutional, LLC (“Franklin Templeton”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) replaced Massachusetts Financial Services Company (“MFS”) as sub-advisers to the Fund.

Great-West Capital Management, LLC (“GWCM”), a Colorado limited liability company located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is the investment adviser to each series of Great-West Funds, Inc. (“Great-West Funds”), including the Fund. GWCM provides investment advisory, fund operations, and accounting services to Great-West Funds pursuant to an Amended and Restated Investment Advisory Agreement, dated May 1, 2017, as amended (the “GWCM Investment Advisory Agreement”). The GWCM Investment Advisory Agreement provides that, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, GWCM, at its expense, may select and contract with sub-advisers to manage investments of one or more of the series of Great-West Funds.

Great-West Funds operates under a manager-of-managers structure pursuant to an order issued by the Securities and Exchange Commission (“SEC”). The order generally permits GWCM to hire sub-advisers or materially amend sub-advisory agreements without shareholder approval, provided that the Board of Directors of Great-West Funds (the “Board”) must approve such sub-advisory agreements, and Great-West Funds must provide specified information to shareholders within 90 days of hiring o any new sub-adviser. This Information Statement is being made available to shareholders to fulfill such information requirement.

At a meeting held on February 22, 2018, the Board, including a majority of the independent directors, considered and approved new sub-advisory agreements retaining Franklin Templeton and JPMorgan each as a sub-adviser to the Fund, and voted to change the name of the Fund to reflect the fact that MFS is no longer the sub-adviser.

The replacement of MFS with Franklin Templeton and JPMorgan as sub-adviser does not change the Fund’s fees and expenses because GWCM pays Franklin Templeton and JPMorgan’s fees from the management fees that the Fund already pays GWCM.

The Important Notice of Internet Availability of Information Statement is being mailed on or about July 1, 2018. This information statement will be available at www.greatwestfunds.com until October 24, 2018. A paper or email copy of this information statement may be obtained, without charge, by calling (866) 831-7129.

Please read this information statement carefully because it contains important information.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE GWCM INVESTMENT ADVISORY AGREEMENT

Under the terms of the GWCM Investment Advisory Agreement, GWCM acts as investment adviser and, subject to the supervision of the Board, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations.

GWCM has also contracted to perform, or supervise the performance of, Great-West Funds’ fund operations and accounting services in connection with the management of Great-West Funds, including the Fund, and all financial reporting for Great-West Funds.

These services include coordinating all matters relating to the functions of the custodian, transfer agent, accountants, attorneys, and other parties performing services or operational functions for Great-West Funds; providing such administrative and clerical functions as are necessary to provide effective administration of Great-West Funds, including services in connection with certain reports and maintenance of certain books and records of Great-West Funds; providing Great-West Funds with adequate office space and related services necessary for its operations (excluding recordkeeping and other administrative services provided to shareholders of the Funds).

The GWCM Investment Advisory Agreement became effective on May 1, 2017. As approved, the GWCM Investment Advisory Agreement will remain in effect until April 30, 2019, and will thereafter continue in effect from year to year if approved annually by the Board including the vote of a majority of the directors who are not parties to the GWCM Investment Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Any material amendment to the GWCM Investment Advisory Agreement will only become effective with respect to a particular series of Great-West Funds upon approval by vote of a majority of the outstanding voting securities of that series. The GWCM Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any series of Great-West Funds either by the Board or by vote of a majority of the outstanding voting securities of such series or by GWCM, each on 60 days’ notice to the other party.

For services provided under the GWCM Investment Advisory Agreement, the Fund pays GWCM a management fee calculated at a rate of 0.82% of the Fund’s average daily net assets up to $1 billion, 0.77% of the Fund’s average daily net assets over $1 billion and 0.72% of the Fund’s average daily net assets over $2 billion.

During the fiscal year ended December 31, 2017, Great-West Funds paid GWCM $2,900,290.00 for its services to the Fund pursuant to the GWCM Investment Advisory Agreement.

GWCM is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), which is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., which is a Canadian financial services holding company with operations in Canada, the United States and Europe, and a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada, a Canadian holding and management company. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

THE SUB-ADVISORY AGREEMENT WITH FRANKLIN TEMPLETON

The sub-advisory agreement among Franklin Templeton, Great-West Funds on behalf of the Fund, and GWCM became effective on April 27, 2018 (the “Franklin Templeton Sub-Advisory Agreement”). The Franklin Templeton Sub-Advisory Agreement is effective for an initial period of two years, and will continue in effect from year to year thereafter if approved annually by the vote of a majority of the Board who are not interested persons of Great-West Funds, GWCM, or Franklin Templeton, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the majority of the Board or of a majority of the outstanding voting securities of the Fund.

The Franklin Templeton Sub-Advisory Agreement contemplates a multi-manager approach to the sub-advisory services to be provided to the Fund. Under this multi-manager approach, each sub-adviser is responsible for the investment and re-investment of the portion of the Fund managed by the applicable sub-adviser (“Fund Account”), and for making decisions to buy, sell or hold any particular security with respect to the Fund Account. Franklin Templeton bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to Franklin Templeton for its services out of GWCM’s advisory fee. Accordingly, the Fund’s fees and expenses are not changed as a result of adding Franklin Templeton as sub-adviser because GWCM pays Franklin Templeton’s sub-advisory fees from the management fees that the Fund pays GWCM.

Franklin Templeton’s sub-advisory fee is computed daily and paid monthly at the annual rate of 0.35% of the average daily net asset value of Franklin Templeton’s respective Fund Account.

If the Franklin Templeton Sub-Advisory Agreement had been in place during the entire fiscal year ended December 31, 2017, GWCM estimates that it would have paid Franklin Templeton $489,981.00 for its sub-advisory services for the Fund pursuant to the Franklin Templeton Sub-Advisory Agreement.

The Franklin Templeton Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by GWCM, by vote of the Board, by vote of a majority of the outstanding voting securities of the Fund, or by Franklin Templeton, in each case on 60 days’ written notice. As required by the 1940 Act, the Franklin Templeton Sub-Advisory Agreement will automatically terminate, without payment of penalty, in the event of its assignment, as defined in the 1940 Act. It also will terminate in the event that the GWCM Investment Advisory Agreement is terminated for any reason.

The Franklin Templeton Sub-Advisory Agreement provides that Franklin Templeton will hold harmless, indemnify and protect Great-West Funds and GWCM and their respective directors, officers, employees, and affiliates (each, an “Indemnitee”)from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) incurred or suffered by an Indemnitee as a result of (1) willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties under the Franklin Templeton Sub-Advisory Agreement, or (2) by reason of Franklin Templeton’s reckless disregard of its obligations or duties under the Franklin Templeton Sub-Advisory Agreement.

The Franklin Templeton Sub-Advisory Agreement is attached to this Information Statement as Appendix A.

INFORMATION ABOUT FRANKLIN TEMPLETON

Franklin Templeton, registered as an investment adviser under the Advisers Act, is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange, with its principal business address at One Franklin Parkway, San Mateo, California 94403. Together, Franklin Templeton and its affiliates manage, as of December 31, 2017, over $753 billion in assets, and have been in the investment management business since 1947.

Except as otherwise specified herein, all information about Franklin Templeton in this Information Statement has been provided by Franklin Templeton.

Principal Executive Officers of Franklin Templeton

The table below lists the individuals who serve as principal executive officers of Franklin Templeton and their principal occupations. Franklin Templeton does not have a Board of Directors. The address for all Franklin Templeton personnel is 280 Park Avenue, New York, New York 10017.

Name	Title
Thomas Regner	President
Craig S. Tyle	Chief Legal Officer
Breda M. Beckerle	Chief Compliance Officer
Colleen F. Barbeau	Executive Vice President
Thomas J. Fisher, Jr.	Executive Vice President
Madison S. Gulley	Executive Vice President
Edward B. Jamieson	Executive Vice President
Michael J. Materasso	Executive Vice President
Christopher J. Molumphy	Executive Vice President

Name	Title
Jed A. Plafker	Executive Vice President
William Y. Yun	Executive Vice President

There were no arrangements or understandings made in connection with the Franklin Templeton Sub-Advisory Agreement among Great-West Funds, GWCM and Franklin Templeton with respect to the composition of the managers of GWCM or the Board or with respect to the selection or appointment of any person to any office with any such entity.

Other Funds with Similar Investment Objectives Managed by Franklin Templeton

Franklin Templeton serves as investment adviser to another investment company with similar investment objectives to the Fund. Franklin Templeton has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract for this fund, except as otherwise specified below. Information about this fund appears in the following table:

Fund	Net Assets as of 5/1/2018	Annual Advisory Fee Rate (as a % of average daily net assets)
Franklin International Growth Fund	$427,973,726.00	0.76%

BOARD REVIEW AND APPROVAL OF THE FRANKLIN TEMPLETON SUB-ADVISORY AGREEMENT

At a meeting held on February 22, 2018, the Board, including a majority of the independent directors, considered and approved the Franklin Templeton Sub-Advisory Agreement adding Franklin Templeton as a new sub-adviser to the Fund.

Pursuant to the Franklin Templeton Sub-Advisory Agreement, Franklin Templeton, subject to general supervision and oversight by GWCM and the Board, is responsible for the investment and re-investment of the assets of Franklin Templeton’s Fund Account, which includes making decisions to buy, sell, or hold any particular security.

In approving the Franklin Templeton Sub-Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Franklin Templeton Sub-Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each director’s business judgment after consideration of the information as a whole. Individual directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Based upon its review of the Franklin Templeton Sub-Advisory Agreement and the information provided to it, the Board concluded that the Franklin Templeton Sub-Advisory Agreement was reasonable in light of the services to be performed, fees to be charged, and such other matters as the directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the directors’ determinations to approve the Franklin Templeton Sub-Advisory Agreement are discussed below.

Nature, Extent, and Quality of Services

The Board considered the nature, extent, and quality of services to be provided to the Fund by Franklin Templeton. Among other things, the Board considered Franklin Templeton’s personnel, experience, resources, and performance track record of managing a strategy similar to that which will be used for the Fund, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and obtain and evaluate the economic, statistical, and financial data relevant to the investment policies of the Fund. The Board also reviewed the qualifications and background of the portfolio managers to be responsible for the day-to-day management of the Fund. In addition, the Board considered Franklin Templeton’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as Franklin Templeton’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. The Board concluded that it was satisfied with the nature, extent, and quality of the services to be provided to the Fund by Franklin Templeton.

Investment Performance

The Board considered the investment performance of Franklin Templeton as provided by GWCM. The Board reviewed performance information of similar strategies managed by Franklin Templeton for the 1-, 3-, 5-, and 10-year periods ended December 31, 2017, as compared against the Fund’s benchmark and Morningstar peer group. The Board noted that Franklin Templeton outperformed the Fund’s benchmark and Morningstar peer group over all such periods. The Board concluded that it was satisfied with the investment performance of Franklin Templeton.

Costs and Profitability

The Board considered the costs of services to be provided by Franklin Templeton. With respect to the costs of services, the Board considered the structure and level of the sub-advisory fees payable by GWCM to Franklin Templeton. In evaluating the sub-advisory fees, the Board considered information regarding the fees charged by Franklin Templeton to a U.S. retail mutual fund managed in the same investment style as the Fund and other products managed by Franklin Templeton in the same investment style as the Fund and noted that, based on the information provided by Franklin Templeton, any fees charged by Franklin Templeton to these other accounts were competitive with the fees proposed to be charged to GWCM for the Fund.

The Board also considered the overall financial soundness of Franklin Templeton and reviewed the financial statements of Franklin Templeton. The Board considered Franklin Templeton’s representation that profits related to the Fund could not be estimated because the Sub-Adviser does not provide per-account profitability information for sub-advised accounts and noted that, since the Agreement is arm’s length, such information regarding Franklin Templeton was not relevant to its consideration of approval of the Agreement.

Economies of Scale

In evaluating economies of scale, the Board considered, among other things, the level of sub-advisory fees payable by GWCM and whether those fees include breakpoints and the current level of Fund assets that will be allocated to Franklin Templeton. Based on the information provided, the Board concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale.

Other Factors

The Board considered ancillary benefits to be derived by Franklin Templeton from their relationships with the Fund as part of the total mix of information evaluated by the Board. In this regard, the Board noted that Franklin Templeton may receive ancillary benefits from soft-dollar arrangements by which brokers provide research to Franklin Templeton in return for allocating the Fund’s brokerage to such brokers. The Board concluded that the proposed sub-advisory fees were reasonable, taking into account any ancillary benefits to be derived by the Sub-Advisers.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Franklin Templeton Sub-Advisory Agreement are reasonable and that the approval of the Franklin Templeton Sub-Advisory Agreement is in the best interests of the Fund.

THE SUB-ADVISORY AGREEMENT WITH JPMORGAN

The sub-advisory agreement among JPMorgan, Great-West Funds on behalf of the Fund, and GWCM became effective on April 27, 2018 (the “JPMorgan Sub-Advisory Agreement”). The JPMorgan Sub-Advisory Agreement is effective for an initial period of two years, and will continue in effect from year to year thereafter if approved annually by the vote of a majority of the Board who are not interested persons of Great-West Funds, GWCM, or JPMorgan, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the majority of the Board or of a majority of the outstanding voting securities of the Fund.

Like the Franklin Templeton Sub-Advisory Agreement, the JPMorgan Sub-Advisory Agreement contemplates a multi-manager approach to the sub-advisory services to be provided to the Fund. Under this multi-manager approach, each sub-adviser is responsible for the investment and re-investment of its respective Fund Account, and for making decisions to buy, sell or hold any particular security with respect to the Fund Account. JPMorgan bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to JPMorgan for its services out of GWCM’s advisory fee. Accordingly, the Fund’s fees and expenses are not changed as a result of adding JPMorgan as sub-adviser because GWCM pays JPMorgan’s sub-advisory fees from the management fees that the Fund pays GWCM.

JP Morgan’s sub-advisory fee is computed daily and paid monthly at the annual rate of 0.35% on the first $150 million of assets and 0.33% on all assets over $150 million of the average daily net asset value of JPMorgan’s respective Fund Account.

If the JPMorgan Sub-Advisory Agreement had been in place during the entire fiscal year ended December 31, 2017, GWCM estimates that it would have paid JPMorgan $710,633.00 for its sub-advisory services for the Fund pursuant to the JPMorgan Sub-Advisory Agreement.

The JPMorgan Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by GWCM, by vote of the Board, by vote of a majority of the outstanding voting securities of the Fund, or by JPMorgan, in each case on 60 days’ written notice. As required by the 1940 Act, the JPMorgan Sub-Advisory Agreement will automatically terminate, without payment of penalty, in the event of its assignment, as defined in the 1940 Act. It also will terminate in the event that the GWCM Investment Advisory Agreement is terminated for any reason.

The JPMorgan Sub-Advisory Agreement provides that JPMorgan will hold harmless, indemnify and protect Great-West Funds and GWCM and their directors, officers and employees from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) incurred or suffered by Great-West Funds or GWCM as a result of (1) willful misfeasance, bad faith or gross negligence in the performance of JPMorgan’s duties or from reckless disregard by JPMorgan of JPMorgan’s obligations and duties under the JPMorgan Sub-Advisory Agreement, or (2) material breach of any representation or warranty made under the JPMorgan Sub-Advisory Agreement.

The JPMorgan Sub-Advisory Agreement is attached to this Information Statement as Appendix B.

INFORMATION ABOUT JPMORGAN

JPMorgan, registered as an investment adviser under the Advisers Act, is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company with its principal business address at 270 Park Avenue, New York, New York 10017. As of December 31, 2017, JPMorgan and its affiliates had approximately $1.7 trillion in assets under management.

Except as otherwise specified herein, all information about JPMorgan in this Information Statement has been provided by JPMorgan.

Directors and Principal Executive Officers of JPMorgan

The table below lists the individuals who serve as directors and principal executive officers of JPMorgan and their principal occupations. The address for all JPMorgan personnel is 270 Park Avenue, New York, New York 10017.

Name	Title
George C. Gatch	Director/Chairman/Managing Director
Lawrence M. Unrein	Director/CIO-Global Head of Private Equity/Managing Director
Scott E. Richter	Secretary/Managing Director
Paul A. Quinsee	Director/Managing Director
Andrew Powell	Director/Managing Director
John T. Donohue	Director/President/CEO/Managing Director
Joy C. Dowd	Director/Control Officer Executive/Managing Director
Jedediah Isiah M. Laskowitz	Director/Global Product Head/Managing Director
Robert C. Michele	Director/Investment Team Head/Managing Director
Michael J. O’Brien	Director/Global Product Head/Managing Director
Mark A. Egert	Chief Compliance Officer/Executive Director
Michael A. Camacho	Director/Global Head of Beta Strategies/Managing Director
Anton C. Pil	Director/Global Head of Real Assets/Managing Director
Megan A. McClellan	Director/Treasurer/CFO/Managing Director
William V. Harris	Director/Managing Director

There were no arrangements or understandings made in connection with the JPMorgan Sub-Advisory Agreement among Great-West Funds, GWCM and JPMorgan with respect to the composition of the managers of GWCM or the Board or with respect to the selection or appointment of any person to any office with any such entity.

Other Funds with Similar Investment Objectives Managed by JPMorgan

JPMorgan serves as investment adviser to another investment company with similar investment objectives to the Fund. JPMorgan has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract for this fund, except as otherwise specified below. Information about this fund appears in the following table:

Fund	Net Assets as of 5/31/2018	Annual Advisory Fee Rate (as a % of average daily net assets)
Not Disclosed	$150,000,000.00	.40%

BOARD REVIEW AND APPROVAL OF THE JPMORGAN SUB-ADVISORY AGREEMENT

At a meeting held on February 22, 2018, the Board, including a majority of the independent directors, considered and approved the JPMorgan Sub-Advisory Agreement adding JPMorgan as a new sub-adviser to the Fund.

Pursuant to the JPMorgan Sub-Advisory Agreement, JPMorgan, subject to general supervision and oversight by GWCM and the Board, is responsible for the investment and re-investment of the assets of JPMorgan’s Fund Account, which includes making decisions to buy, sell, or hold any particular security.

In approving the JPMorgan Sub-Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the JPMorgan Sub-Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each director’s business judgment after consideration of the information as a whole. Individual directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Based upon its review of the JPMorgan Sub-Advisory Agreement and the information provided to it, the Board concluded that the JPMorgan Sub-Advisory Agreement was reasonable in light of the services to be performed, fees to be charged, and such other matters as the directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the directors’ determinations to approve the JPMorgan Sub-Advisory Agreement are discussed below.

Nature, Extent, and Quality of Services

The Board considered the nature, extent, and quality of services to be provided to the Fund by JPMorgan. Among other things, the Board considered JPMorgan’s personnel, experience, resources, and performance track record of managing a strategy similar to that which will be used for the Fund, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and obtain and evaluate the economic, statistical, and financial data relevant to the investment policies of the Fund. The Board also reviewed the qualifications and background of the portfolio managers to be responsible for the day-to-day management of the Fund. In addition, the Board considered JPMorgan’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as JPMorgan’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. The Board concluded that it was satisfied with the nature, extent, and quality of the services to be provided to the Fund by JPMorgan.

Investment Performance

The Board considered the investment performance of JPMorgan as provided by GWCM. The Board reviewed performance information of similar strategies managed by JPMorgan for the 1-, 3-, 5-, and 10-year periods ended December 31, 2017, as compared against the Fund’s benchmark and Morningstar peer group. The Board noted that JPMorgan outperformed the Fund’s benchmark and Morningstar peer group over all such periods. The Board concluded that it was satisfied with the investment performance of JPMorgan.

Costs and Profitability

The Board considered the costs of services to be provided by JPMorgan. With respect to the costs of services, the Board considered the structure and level of the sub-advisory fees payable by GWCM to JPMorgan. In evaluating the sub-advisory fees, the Board considered information regarding the fees charged by JPMorgan to separate accounts and other products managed by JPMorgan in the same investment style as the Fund and noted that, based on the information provided by JPMorgan, any fees charged by JPMorgan to these other accounts were competitive with the fees proposed to be charged to GWCM for the Fund.

The Board also considered the overall financial soundness of JPMorgan and the profits estimated to be realized by JPMorgan. The Board reviewed the financial statements and profitability information from JPMorgan. Based on the information provided by JPMorgan, the Board concluded that the costs of the services to be provided and the profits estimated to be realized by JPMorgan were not unreasonable in relation to the nature, extent and quality of the services to be provided.

Economies of Scale

In evaluating economies of scale, the Board considered, among other things, the level of sub-advisory fees payable by GWCM and whether those fees include breakpoints and the current level of Fund assets that will be allocated to JPMorgan. Based on the information provided, the Board concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale.

Other Factors

The Board considered ancillary benefits to be derived by JPMorgan from its relationship with the Fund as part of the total mix of information evaluated by the Board. The Board concluded that the Fund’s proposed sub-advisory fee was reasonable, taking into account any ancillary benefits to be derived by JPMorgan.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the JPMorgan Sub-Advisory Agreement are reasonable and that the approval of the JPMorgan Sub-Advisory Agreement is in the best interests of the Fund.

OTHER INFORMATION

Great-West Funds sells Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are series of Great-West Funds.

The separate accounts of GWL&A and Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”) are referred to as the “Series Accounts.” Shares of the Fund may be sold to various Series Accounts of GWL&A and GWL&A of NY, which are registered with the SEC as a unit investment trust under the 1940 Act. In addition, shares of the Fund may be sold to various Series Accounts of GWL&A and GWL&A of NY that are not registered with the SEC. Shares of the Fund are sold to the registered and unregistered Series Accounts to fund certain variable annuity contracts and variable life insurance policies. On April 2, 2018, the directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

Shareholders with an ownership interest of 5% or greater in the Fund as of April 2, 2018 were:

Great-West International Growth Fund – Investor Class Shares
Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	69.07%

Great-West International Growth Fund – Institutional Class Shares
Record Owner	Address	Percentage
Great-West Aggressive Profile Fund	8515 E. Orchard Road, Greenwood Village, CO 80111	13.15%
Great-West Moderate Profile Fund	8515 E. Orchard Road, Greenwood Village, CO 80111	12.51%
Great-West Lifetime 2035 Fund	8515 E. Orchard Road, Greenwood Village, CO 80111	9.04%
Great-West Moderately Aggressive Profile Fund	8515 E. Orchard Road, Greenwood Village, CO 80111	7.53%

Great-West Lifetime 2025 Fund	8515 E. Orchard Road, Greenwood Village, CO 80111	7.00%
Great-West Lifetime 2045 Fund	8515 E. Orchard Road, Greenwood Village, CO 80111	6.36%
Great-West Moderate Profile Fund	8515 E. Orchard Road, Greenwood Village, CO 80111	5.96%
Great-West Aggressive Profile Fund	8515 E. Orchard Road, Greenwood Village, CO 80111	13.15%

Broker Commissions

During the fiscal year ended December 31, 2017, Great-West Funds paid $128,405.00 to brokers affiliated with JPMorgan. Additionally, JPMorgan received 12.54% of the total brokerage commissions paid to the Fund.

Principal Underwriter, Administrator, Custodian

GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of GWL&A, is the principal underwriter for Great-West Funds. GWCM has contracted with GWL&A to provide recordkeeping and administrative services for Great-West Funds. GWFS and GWL&A are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111. The Bank of New York Mellon serves as the Fund’s custodian.

Annual and Semi-Annual Reports

Upon request, Great-West Funds will furnish, without charge, a copy of the most recent Annual Report and the most recent Semi-Annual Report to the shareholders of the Fund. Requests should be directed to: Secretary, 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111. The Annual and Semi-Annual Reports of the Fund may also be requested by calling (866) 831-7129 and may be found on Great-West Funds’ web site at www.greatwestfunds.com.

Appendix A – The Franklin Templeton Sub-Advisory Agreement

GREAT-WEST FUNDS, INC.

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of the 27th day of April, 2018, among Great-West Funds, Inc, a Maryland corporation (“Great-West Funds”) on behalf of the series of Great-West Funds listed in Schedule A (the “Fund”), Great-West Capital Management, LLC, a Colorado limited liability company (the “Adviser”), and Franklin Templeton Institutional, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, Great-West Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Fund is a series of Great-West Funds;

WHEREAS, the Adviser acts as the investment adviser for the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”) between Great-West Funds and the Adviser under which the Adviser is responsible for the coordination of investment of the Fund’s assets in portfolio securities and for certain administrative services for the Fund; and

WHEREAS, the Adviser is authorized to delegate its investment responsibilities to one or more persons or companies;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, Great-West Funds, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser and Great-West Funds hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may, from time to time, make additions to and withdrawals from the Fund Account.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Fund with respect to the investments of the Fund Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with each of the following and will promptly provide the Sub-Adviser with copies of any amendment or supplement thereto:

a. The Advisory Agreement;

b. Great-West Funds’ most recent effective registration statement as filed with the U.S. Securities and Exchange Commission (the “SEC”);

c. Great-West Funds’ Articles of Amendment and Restatement and Amended and Restated By-Laws; and

d. Any policies, procedures or instructions adopted or approved by Great-West Funds’ Board of Directors relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities and other instruments for investment by the Fund, to purchase and to sell securities and other instruments for the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof (as amended from time to time). In providing portfolio management services to the Fund Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Directors of Great-West Funds, such specific instructions as the Board of Directors may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of Great-West Funds applicable to the Fund received by the Sub-Adviser from the Adviser pursuant to Section 5 of this Agreement and other instructions communicated to the Sub-Adviser by the Adviser. In so doing, the Sub-Adviser shall manage the Fund Account subject to the investment limitations of the 1940 Act as if the Fund Account were a separate registered investment company, unless otherwise instructed by the Adviser or Great-West Funds. The Sub-Adviser is not authorized by Great-West Funds or the Adviser to take any action, including the purchase or sale of securities for the Fund Account, in contravention of any restriction, limitation, policy or instruction described in the previous sentence. At Great-West Funds’ reasonable request, the Sub-Adviser will consult with Great-West Funds or with the Adviser with respect to any decision made by it with respect to the investments of the Fund Account. The Adviser will provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-Adviser hereunder.

The Sub-Adviser will, no less frequently than annually, present to the Board of Directors of Great-West Funds in person and provide such materials as the Adviser or Great-West Funds reasonably requests. The Sub-Adviser will also cooperate in periodic compliance inspections of the Sub-Adviser by the Adviser.

The Sub-Adviser is authorized on behalf of the Fund to (i) enter into agreements and execute any documents required to meet the obligations of the Fund with respect to any investments made for the Fund Account which shall include any market and/or industry standard documentation and the reasonable and customary representations contained therein; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures. The Sub-Adviser shall not have the authority to cause Great-West Funds to deliver securities and other property, or pay cash to the Sub-Adviser.

Further, Sub-Adviser shall maintain all accounts, books and records with respect to the Fund Account as are required of a sub-advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Fund and will promptly surrender them to designated officers of Great-West Funds any or all such records upon request provided, however, that the Sub-Adviser may retain copies of any or all such records. The Sub-Adviser agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act. Any such records shall be made available, reasonably promptly, to the Fund’s accountants or auditors during regular business hours at the Sub-Adviser’s offices upon written notice. In addition, the Sub-Adviser will provide any non-proprietary materials reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by Great-West Funds or the Adviser or as may be required by any governmental agency or self-regulatory organization having jurisdiction thereof within such time as requested by any such governmental agency or self-regulatory organization.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. Great-West Funds will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Fund Account as contained in the Fund’s Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Directors supplemental thereto. Great-West Funds and the Adviser agree, on an ongoing basis, to notify the Sub-Adviser in advance in writing of each change in the fundamental and non-fundamental investment policies of the Fund and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. Great-West Funds retains the right, on prior written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by Great-West Funds or the Adviser (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to Great-West Funds or the Adviser and to the administrator designated by Great-West Funds or any other designated agent of Great-West Funds or the Adviser, all investment orders for the Fund Account placed by it with brokers and dealers. Great-West Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. Great-West Funds or the Adviser shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

The Sub-Adviser will direct foreign exchange trading for portfolio trading purposes to broker/dealers on the basis of the Sub-Adviser’s best execution analysis. Conversion of currencies into and out of the base currency of the Fund in restricted markets and general income repatriation transactions will be the responsibility of the Fund’s custodian (the

“Custodian”), not of the Sub-Adviser. To the extent that the Custodian performs such transactions, the Sub-Adviser shall not have the ability to control such transactions and will be limited in its ability to assess the quality of such transactions. In addition, whether a market is considered to be restricted will depend on a number of factors, including, but not limited to, country specific statutory documentation requirements, country specific structural risks, operational constraints, and convertibility issues. In addition, the Fund and the Adviser understand that the Sub-Adviser’s list of restricted and unrestricted markets may change over time and that the Sub-Adviser’s lists may also differ depending on the type of transaction. Accordingly, the Sub-Adviser shall be entitled to consult with third parties, including, but not limited to, broker-dealers and custodians, and rely upon such information in making a good faith determination on whether a market is considered restricted.

The Sub-Adviser is authorized to exercise corporate actions with respect to equity and fixed income securities in which assets of the Fund Account may be invested from time to time (including, but not limited to, dividends, warrants, rights offerings, tender offers, consents, restructurings, merger, reorganizations, recapitalizations, exchange, subscription, actions at debtholders meetings (and any other action relating to the exercise or enforcement of rights under, or the renegotiation of, the terms of a fixed income instrument)) in the Sub-Adviser’s discretion. Further, Sub-Adviser is authorized to disclose confidential information about the Adviser and the Fund to third parties as necessary for the Fund to participate in any corporate actions for which it is eligible. The Fund and the Adviser acknowledge that Sub-Adviser may not exercise a corporate action due to various factors, including, but not limited to, the Fund’s ineligibility to participate in such corporate action, Sub-Adviser’s lack of timely notice of the corporate action, Sub-Adviser’s inability to provide documentation within the period of time required for participation, or if Sub-Adviser otherwise determines that participation is not in the best interests of the Fund.

7. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 7(c) hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to conformance with the policies and procedures disclosed in the Fund’s Prospectus and Statement of Additional Information and the policies and procedures adopted by Great-West Funds’ Board of Directors.

a. In executing portfolio transactions, the Sub-Adviser will give primary consideration to securing best execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither Great-West Funds, the Adviser nor the Sub-Adviser has adopted a formula for allocation of the Fund’s investment transaction business. It is also understood that it may be desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund Account with certain brokers, subject to review by Great-West Funds’ Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients of the Sub-Adviser. If, in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental investment and market research and security and economic analysis from other persons or entities outside of the context described above, the Sub-Adviser is authorized to obtain, and pay at its own expense, for such information.

b. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund Account as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other instruments to be sold or purchased in order to obtain best execution. In such event, allocations of the securities or other instruments so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to Great-West Funds in respect of the Fund and to such other clients.

c. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of Great-West Funds, the Adviser or any sub-adviser for any other series of Great-West Funds; (ii) a principal underwriter of Great-West Funds’ shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and Great-West Funds’ Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and Great-West Funds’ Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3. The Adviser agrees that it will provide the Sub-Adviser with a list of such affiliated brokers and dealers and that the Sub-Adviser shall not be liable to the extent that it executes a portfolio transaction for the Fund Account with a person not listed on the current list then in the Sub-Adviser’s possession.

d. The Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Fund concerning the Sub-Adviser’s or its affiliated persons’ transactions with the Fund in securities or other assets of the Fund, and (ii) will be limited to providing investment advice to the Fund with respect to the Fund Account.

8. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time and may delegate such voting to a designee. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies. The Sub-Adviser will vote proxies related to securities held in the Fund Account in accordance with the Sub-Adviser’s proxy voting policies and procedures, as amended from time to time, which are available on request.

9. REPORTS TO THE SUB-ADVISER. Great-West Funds will provide the Sub-Adviser with such periodic reports concerning the status of the Fund Account as the Sub-Adviser may reasonably request.

10. FEES FOR SERVICES. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule B. The Sub-Adviser shall be responsible for all of its expenses incurred performing the services delegated to it hereunder. As described in the Advisory Agreement, the Fund and/or Adviser are responsible for all other expenses incurred in the operation of the Fund and for all of its general administrative expenses. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for reimbursing the Fund for any liabilities incurred as a result of overdrafts.

11. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. Great-West Funds acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, members, agents or employees may buy, sell or trade in any securities for its or their own respective accounts (“Affiliated Accounts”). Subject to the provisions of Section 7(b) hereof, Great-West Funds agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Fund Account and any specific investment restrictions applicable thereto. Great-West Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

12. CERTIFICATE OF AUTHORITY. Great-West Funds, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors/Members or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of Great-West Funds, a Fund Account, the Adviser and/or the Sub-Adviser.

13. INDEMNIFICATION AND LIMITATION OF LIABILITY.

a. The Sub-Adviser agrees and undertakes to hold harmless, indemnify and protect Great-West Funds and the Adviser and their directors, officers, employees, and affiliates (each, an “Indemnitee” and, collectively, the “Indemitees”) from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by an Indemnitee as a result of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties under this Agreement or by reason of the Sub-Adviser’s reckless disregard of its obligations or duties under this Agreement; provided, however, that in no event is Sub-Adviser’s indemnity in favor of an Indemnitee deemed to protect an Indemnitee against any liability to which Great-West Funds or the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

b. The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-Adviser and its directors, officers, employees and affiliates (each, a “Sub-Adviser Indemnitee” and, collectively, the “Sub-Adviser Indemnitees”) from and against any and all Losses incurred or suffered by Sub-Adviser as a result of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties under this Agreement or by reason of the Adviser’s reckless disregard of its obligations or duties under this Agreement; provided, however, that in no event is the Adviser’s indemnity in favor of the Sub-Adviser Indemnitees deemed to protect the Sub-Adviser Indemnitees against any liability to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

c. Great-West Funds and the Adviser, jointly and severally, agree to hold harmless the Sub-Adviser, its directors and officers, and each person, if any, who controls the Sub-Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for Great-West Funds, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used, or which the Sub-Adviser had acknowledged was to be used, in the particular Disclosure Document.

d. The Sub-Adviser agrees to indemnify and hold harmless Great-West Funds and the Adviser, their directors and officers, and each person, if any, who controls Great-West Funds or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from Great-West Funds and the Adviser to the Sub-Adviser in subsection (c), but only with respect to information furnished in writing by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the Disclosure Documents.

e. The party seeking indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

f. In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof, provided, however, that the Indemnifying Party shall first have agreed in writing that it does not and will not contest its responsibility for indemnifying the Indemnified Party in respect of Claims attributable to such Third Party Assertion in accordance with the terms hereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party, be obligated to pay the reasonable costs (including reasonable attorney’s fees and expenses) incurred by the Indemnified Party in defending such Third Party Assertion between the date of the commencement of such Third Party Assertion and the date of the Indemnifying Party’s assumption of such defense, and take all steps necessary in the defense thereof; provided, further, that the Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

g. So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as it may deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified Party may deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions hereof; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled. Failure of any party hereto to give notice as required hereunder will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

h. In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act. The Sub-Adviser shall have no responsibility under this Agreement with respect to the management of assets of the Fund other than the Fund Account.

14. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and Great-West Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and Great-West Funds in respect thereof.

15. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify Great-West Funds and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable Great-West Funds and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF GREAT-WEST FUNDS. Great-West Funds represents, warrants and agrees that:

a. The Sub-Adviser has been duly appointed by the Board of Directors of Great-West Funds to provide investment services to the Fund Account as contemplated hereby.

b. Great-West Funds will deliver to the Sub-Adviser a true and complete copy of the Fund’s then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

c. Great-West Funds is currently in material compliance and shall at all times continue to comply with the requirements imposed upon Great-West Funds by applicable law and regulations.

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

a. The Adviser has been duly authorized by the Board of Directors of Great-West Funds to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

b. The Adviser is registered as an “investment adviser” under the Advisers Act.

c. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

d. The Adviser represents and warrants to the Sub-Adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to Great-West Funds or the Adviser in writing by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the particular Disclosure Document. Great-West Funds and the Adviser will notify the Sub-Adviser promptly of the happening of any event which in the judgment of Great-West Funds or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that Great-West Funds and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds had informed the Sub-Adviser was to be used in the particular Disclosure Document.

18. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

a. The Sub-Adviser is registered as an “investment adviser” under the Advisers Act.

b. The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

c. The Sub-Adviser will maintain, keep current and preserve on behalf of Great-West Funds, in the manner required or permitted by the 1940 Act, the records maintained by the Sub-Adviser for the Fund as identified in Section 4. The Sub-Adviser agrees that such records are the property of Great-West Funds, and will be surrendered to Great-West Funds promptly upon request provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to keep confidential all records of Great-West Funds and information relating to Great-West Funds, unless: (i) the release of such records or information is otherwise consented to in writing by Great-West Funds or the Adviser; or (ii) the Sub-Adviser is required by regulatory or judicial authority or order to release such records or information; provided however, Sub-Adviser will promptly notify Great-West Funds and the Adviser of the intent to distribute any records or information in response to regulatory or judicial requests prior to the release of such records or information unless the relevant regulatory or judicial authority requires or requests that the Sub-Adviser not disclose the release of such records or information. Notwithstanding any other provision of this Agreement, the Sub-Adviser may include the performance of the Fund attributable to the time period Sub-Adviser provided services under this Agreement as part of any composite performance information of the Sub-Adviser.

d. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund Account as the Adviser or Great-West Funds may from time to time reasonably require to assure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

e. The Sub-Adviser has adopted a written code of ethics complying in all material respects with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1under the Advisers Act and has provided Great-West Funds with a copy of the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an officer of the Sub-Adviser shall certify to Great-West Funds that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. The Sub-Adviser will provide a summary of violations, if any, of Sub-Adviser’s code of ethics from time to time in such form as determined by the Sub-Adviser. The Sub-Adviser has adopted a compliance program in compliance with Rule 206(4)-7 of the Advisers Act. The Sub-Adviser will provide Great-West Funds or the Adviser with copies of its compliance policies and procedures applicable to its compliance with Rule 206(4)-7 under the Advisers Act (“Compliance Program”) upon request and will provide a summary of material findings, if any, regarding the of Sub-Adviser’s Compliance Program.

f. Great-West Funds and the Adviser acknowledge they have received, at least 48 hours prior to the execution of this Agreement, a copy of Part 2 of the Sub-Adviser’s Form ADV, as amended. The Sub-Adviser will furnish a copy of its Form ADV to the Adviser at least annually and promptly after filing with the SEC any amendment thereto which reflects any material changes with respect to the Fund.

g. The Sub-Adviser will promptly notify Great-West Funds and the Adviser of the Sub-Adviser’s disqualification from service as a registered investment adviser of an investment company pursuant to Section 9 of the 1940 Act. To the extent permitted, the Sub-Adviser will also promptly notify Great-West Funds and the Adviser if it is served or otherwise receives notice of any enforcement action, suit, proceeding, or formal order of investigation, at law or in equity, before or by any court, public board or body, directly involving the affairs of the Fund unless requested or directed by a regulatory, governmental or judicial authority not to so do.

h. The Sub-Adviser represents and warrants to Great-West Funds and the Adviser that the information furnished in writing by it which Great-West Funds or the Adviser has informed it is to be used in a particular Disclosure Document, as defined above (“Sub-Adviser Furnished Information”), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws. The Sub-Adviser will notify Great-West Funds and the Adviser promptly of the happening of any event which in the judgment of the Sub-Adviser makes any Sub-Adviser Furnished Information in any Disclosure Documents untrue in any material respect, except that the Sub-Adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the particular Disclosure Document.

i. The Sub-Adviser will provide information with respect to the Sub-Adviser and the investment strategy it employs for the Fund for inclusion in the Fund’s prospectus.

19. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and Great-West Funds, which amendment is subject to the approval of the Board of Directors, including by a majority of the Board of Directors who are not interested persons of Great-West Funds, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval and, to the extent required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

20. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Directors who are not interested persons of Great-West Funds, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the majority of the Board of Directors or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. In connection with such approvals, the Sub-Adviser shall furnish the Board of Directors with such information as may be reasonably necessary for it to evaluate the Sub-Adviser’s performance hereunder.

21. TERMINATION.

a. This Agreement may be terminated by Great-West Funds (by a vote of the Board of Directors of Great-West Funds or by a vote of a majority of the outstanding voting securities of the Fund), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by Great-West Funds, upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others incurred prior to the date of such termination.

b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others incurred prior to the date of such termination.

c. This Agreement will terminate automatically upon termination of the Advisory Agreement.

22. DEFINITIONS. As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person,” “principal underwriter” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

23. NOTICE. Any notice under this Agreement shall be given in writing and addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

24. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remainder of this Agreement shall not be affected thereby.

25. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

26. ENTIRE AGREEMENT. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.

27. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

28. WAIVER. The failure of any part to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

29. NO THIRD PARTY BENEFICIARIES. The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, any person or entity that is not a party to this Agreement.

30. SURVIVAL. Sections 13 and 14 shall survive the termination or expiration of this Agreement.

31. INDEPENDENT CONTRACTOR; NO AGENCY. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent Great-West Funds, the Adviser or the Fund in any way or otherwise be deemed an agent of any of them. This Agreement will not be construed to create or imply any partnership, agency or joint venture.

32. FORCE MAJEURE. No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of such party.

33. USE OF SUB-ADVISER NAME. The parties agree that the names of the Sub-Adviser and its affiliates and the Sub-Adviser’s and its affiliates’ logos, trademarks, service marks or trade names and any derivatives of such (altogether “Sub-Adviser Property”) are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Fund may use Sub-Adviser Property only: (1) to identify Sub-Adviser as the Sub-Adviser to a Fund Account as required by law or governmental regulations; and (2) in marketing materials for a Fund Account provided that such use is limited to: (a) identifying Sub-Adviser and the services performed for the Fund Account by the Sub-Adviser; and (b) providing biographical information about the Sub-Adviser that is accurately derived from information provided by or made public by Sub-Adviser or its affiliates. Any other use of Sub-Adviser Property must be expressly pre-approved in writing by Sub-Adviser. Any change in any approved use of Sub-Adviser Property. Upon termination of this Agreement, the Adviser and the Fund shall forthwith cease to use Sub-Adviser Property. If the Adviser or the Fund makes any unauthorized use of Sub-Adviser Property, the parties acknowledge that the Sub-Adviser and its affiliates shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser and its affiliates shall be entitled to injunctive relief, as well as any other remedy available under law.

34. LEGAL PROCEEDINGS. (i) Except as provided in subsection (ii) below, the Sub-Adviser shall not be expected or required to take any action with respect to legal proceedings (including, without limitation, class action lawsuits and regulatory recovery funds) involving securities presently or formerly held in the Fund, or the issuers of such securities or related parties.

(ii) When in the exercise of the Sub-Adviser’s discretion it determines that such action is in the Fund’s best interest, the Adviser, acting both on behalf of the Fund and on its own behalf, hereby authorizes the Sub-Adviser and appoints the Sub-Adviser as the Fund’s attorney-in-fact, to (a) participate and otherwise act on behalf of the Fund in connection with all matters arising in connection with any reorganization or restructuring, liquidation, bankruptcy, insolvency or similar event relating to an issuer (or a related party of such issuer) of securities managed by the Sub-Adviser as part of the Fund in the Fund Account (collectively, the “Authorized Matters”) including, without limitation, acting on behalf of the Fund as a member of any related creditor’s committee or a similar ad hoc or statutory committee, except that, Authorized Matters do not include, and the Sub-Adviser has no obligation to defend the Fund or otherwise take any action in, any insolvency-related proceeding seeking avoidance of alleged fraudulent conveyances and the Fund agrees that it retains responsibility for such matters, (b) engage, or direct the applicable indenture trustee or similar entity to engage, professionals, including attorneys and financial advisors, to represent the Fund’s interests with respect to the Authorized Matters, (c) execute, file and deliver any necessary or appropriate documents in connection with the Authorized Matters, including, but not limited to, proofs of claim, transaction documents, certifications, representation letters, objections, releases of claims, powers of attorney, retainer agreements, and settlement agreements, and (d) in general, perform any act for the Fund in all matters relating to the Authorized Matters, as applicable (collectively, the “Authorized Matters Service”). Adviser, acting both on behalf of the Fund and on its own behalf, further acknowledges and agrees that (1) notwithstanding any confidentiality provisions in this Agreement, information relating to the Fund may be disclosed to third parties in connection with any Authorized Matter, (2) by filing a proof of claim on the Fund’s behalf with respect to any Authorized Matter, the Sub-Adviser may waive the Fund’s right to a jury trial and potential objections as to jurisdiction with respect to such Authorized Matter and (3) the Sub-Adviser shall take such action as it deems prudent in connection with Authorized Matters in the Sub-Adviser’s sole discretion, which may include the decision not to take any action. The Sub-Adviser may, at any time, change the scope of, or terminate, the Authorized Matters Service. The Sub-Adviser will provide notice of any such Authorized Matters Service change in scope or termination to the Adviser in any manner the Sub-Adviser chooses, including by electronic communication, and the Adviser, on behalf of the Fund and on its own behalf, expressly consents to accept any manner of delivery of such communications, including by electronic communication. The Authorized Matters Service shall, if not sooner terminated, automatically terminate upon the termination of this Agreement.

35. PERFORMANCE DIFFERENCES. Adviser understands, consents and agrees that performance of the Fund will not be the same as, and may differ significantly from, the performance of any mutual fund for which the Sub-Adviser or its affiliates serves as investment adviser (“Franklin Templeton Fund”), including any Franklin Templeton Fund that may have investment goals and strategies that are similar to that of the Fund, based on, but not limited to, the following factors: (i) differences in: inception dates, cash flows, asset allocation, security selection, liquidity, income distribution or income retention, fees, fair value pricing procedures, and diversification methodology; (ii) use of different foreign exchange rates and different pricing vendors; (iii) ability to access certain markets due to country registration requirements; (iv) legal restrictions or custodial issues, (v) availability of applicable trading agreements such as ISDAs, futures agreements or other trading documentation, (vi) restrictions placed on the account (including country, industry or environmental and social governance restrictions); and (vi) other operational issues that impact the ability of a fund to trade in certain instruments or markets. Adviser further understands, consents and agrees that any similarity of investment goals and strategies between the Fund and any Franklin Templeton Fund is subject to, among other things, the discretion and decisions of the Board of Trustees (or Board of Directors) of the respective funds.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

GREAT-WEST FUNDS, INC., on behalf of the Fund listed on Schedule A

By:	/s/ Mary C. Maiers
Name: Mary C. Maiers
Title: Chief Financial Officer & Treasurer

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:	/s/ Scott C. Sipple
Name: Scott C. Sipple
Title: President & Chief Executive Officer

FRANKLIN TEMPLETON INSTITUTIONAL, LLC

By:	/s/ Colleen Barbeau
Name: Colleen Barbeau
Title: EVP

SCHEDULE A

Great-West International Growth Fund

SCHEDULE B

FEE SCHEDULE

For the services to be provided to the Fund pursuant to this Agreement, the Adviser shall pay the Sub-Adviser an annual fee calculated as follows:

Fund	Fee
Great-West International Growth Fund	0.35% on all Fund Account assets

The fee shall be calculated and paid monthly in arrears based on the average daily market value of the investments in the Fund Account. Payment will be made on or about the 15th day of each month.

Fees shall be prorated on a daily basis when the Fund Account is managed by the Sub-Adviser for a portion of any month.

The Fund Account is comprised of all funds and assets, including cash, cash accruals, additions, substitutions and alterations which are allocated to the Sub-Adviser.

Except for the management fee described herein, no other compensation or fees shall be payable to the Sub-Adviser hereunder.

Appendix B – The JPMorgan Sub-Advisory Agreement

GREAT-WEST FUNDS, INC.

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of the 27th day of April 2018, among Great-West Funds, Inc, a Maryland corporation (“Great-West Funds”), on behalf of the Great-West International Growth Fund (the “Fund”), Great-West Capital Management, LLC, a Colorado limited liability company (the “Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation (the “Sub-Adviser”).

WHEREAS, Great-West Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Fund is a series of Great-West Funds;

WHEREAS, the Adviser acts as the investment adviser for the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”) between Great-West Funds and the Adviser under which the Adviser is responsible for the coordination of investment of the Fund’s assets in portfolio securities and for certain administrative services for the Fund; and

WHEREAS, the Adviser is authorized to delegate its investment responsibilities to one or more persons or companies;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, Great-West Funds, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser and Great-West Funds hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may, from time to time, make additions to and withdrawals from the Fund Account.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Fund with respect to the investments of the Fund Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with each of the following and will promptly provide the Sub-Adviser with copies of any amendment or supplement thereto:

a. The Advisory Agreement;

b. Great-West Funds’ most recent effective registration statement as filed with the U.S. Securities and Exchange Commission (the “SEC”);

c. Great-West Funds’ Articles of Amendment and Restatement and Amended and Restated By-Laws; and

d. Any policies, procedures or instructions adopted or approved by Great-West Funds’ Board of Directors relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities and other instruments for investment by the Fund, to purchase and to sell securities and other instruments for the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof (as amended from time to time). In providing portfolio management services to the Fund Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision of the Board of Directors of Great-West Funds, such specific instructions as the Board of Directors may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of Great-West Funds applicable to the Fund and furnished to the Sub-Adviser pursuant to Section 5 of this Agreement and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser shall manage the Fund Account subject to the restrictions, limitations policies and instructions described in the previous sentence as if the Fund Account were a separate registered investment company, unless otherwise instructed by the Adviser or Great-West Funds. The Sub-Adviser is not authorized by Great-West Funds or the Adviser to take any action, including the purchase or sale of securities for the Fund Account, in contravention of any restriction, limitation, policy or instruction described in the previous sentence. At Great-West Funds’ reasonable request, the Sub-Adviser will review with Great-West Funds or with the Adviser with respect to any decision made by it with respect to the investments of the Fund Account. The Adviser will provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-Adviser hereunder.

The Sub-Adviser will, no less frequently than annually, present to the Board of Directors of Great-West Funds in person a review of its management of the Fund Account and provide such materials as the Adviser or Great-West Funds reasonably requests for such presentation. The Sub-Adviser will also participate in meetings (including onsite due diligence meetings at the Sub-Adviser’s offices among representatives of the Adviser and the Sub-Adviser) as shall be reasonably requested by the Adviser to review the Sub-Adviser’s management of the Fund Account.

The Sub-Adviser is authorized on behalf of the Fund to (i) enter into agreements and execute any documents required to meet the obligations of the Fund with respect to any investments made for the Fund Account which shall include any market and/or industry standard documentation and the reasonable and customary representations contained therein; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures.

Further, Sub-Adviser shall maintain all accounts, books and records with respect to the Fund Account as are required of a sub-advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Fund and will promptly surrender them to designated officers of Great-West Funds any or all such records upon request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act. Any such records shall be made available, within a reasonable period after the request as agreed upon by the Adviser and the Sub-Adviser, to the Fund’s accountants or auditors during regular business hours at the Sub-Adviser’s offices upon written notice. In addition, (i) subject to its duty of confidentiality to its other clients and excluding proprietary information that Sub-Adviser reasonably considers to be confidential, the Sub-Adviser will provide any materials reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by Great-West Funds or the Adviser and (ii) the Sub-Adviser will provide such documents and information as may be required by any governmental agency or self-regulatory organization having jurisdiction thereof within such time as requested by any such governmental agency or self-regulatory organization.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. Great-West Funds will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Fund Account as contained in the Fund’s Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Directors supplemental thereto. Great-West Funds and the Adviser agree, on an ongoing basis, to notify the Sub-Adviser in advance in writing of each change in the fundamental and non-fundamental investment policies of the Fund and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. Great-West Funds retains the right, on prior written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by Great-West Funds or the Adviser (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian via standard trade communication methods of all executed orders for the Fund Account placed by it with brokers and dealers and provide details of such orders to Great-West Funds. Great-West Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. Great-West Funds or the Adviser shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian. The Custodian will provide reports of failed trades in the Fund Account, to the Adviser and the Sub-Adviser.

7. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 7(c) hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed.

a. In executing portfolio transactions, the Sub-Adviser will take all reasonable steps to achieve best execution. Consistent with this policy, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. If the Sub-Adviser manages a portion of the Fund’s assets from its offices in the United Kingdom (“UK Managed Assets”), the brokerage commissions paid on transactions in the UK Managed Assets will compensate the broker for trade execution only. Brokerage commissions paid on transactions in assets the Sub-Adviser manages from its offices outside the United Kingdom (“Non-UK Managed Assets”) may compensate the broker for both execution and investment research services. The Sub-Adviser is authorized to consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)) in evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction in non-UK Managed Assets. Consistent with Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for Non-UK Managed Assets which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. The Sub-Adviser’s selection of broker-dealers to execute transactions for Non-UK Managed Assets described in the preceding two sentences is subject to review by Great-West Funds’ Board of Directors from time to time with respect to the extent and continuation of this practice.

If, in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental investment and market research and security and economic analysis from other persons or entities outside of the context described above, the Sub-Adviser is authorized to obtain, and pay at its own expense, for such information.

b. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund Account as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other instruments to be sold or purchased in order to obtain best execution. In such event, allocation of the securities or other instruments so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

c. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of Great-West Funds, the Adviser, the Sub-Adviser or any sub-adviser for any other series of Great-West Funds; (ii) a principal underwriter of Great-West Funds’ shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) and ( c ) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and Great-West Funds’ Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and Great-West Funds’ Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3. The Adviser agrees that it will provide the Sub-Adviser with a list of such affiliated brokers and dealers and that the Sub-Adviser shall not be liable to the extent that it executes a portfolio transaction for the Fund Account with a person not listed on the current list then in the Sub-Adviser’s possession. At the time the Sub-Adviser makes the determinations required by these procedures, it must complete and retain a written certification form memorializing the terms of the transaction and the fact that these determinations were made. A certification form shall be completed and retained with respect to each transaction involving an affiliated broker and must be signed by a portfolio manager of the Fund Account or appropriate compliance personnel.

d. The Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser will (i) not consult with any other sub-adviser of the Fund concerning the Sub-Adviser’s or its affiliated persons’ transactions with the Fund in securities or other assets and (ii) only provide investment advice to the Fund with respect to the Fund Account.

e. Notwithstanding anything in this Agreement to the contrary, to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Fund (including, but not limited to, the identity of the Adviser and market value of the Fund Account), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Adviser or the Fund in accordance with the terms of this Agreement.

f. .The Adviser hereby acknowledges receipt of the current best execution policy of the Sub-Adviser’s London branch and, subject to the requirements of U.S. law, consents to the Sub-Adviser following such policy. In addition, the Adviser agrees that the Sub-Adviser may execute trades in markets that are not “regulated markets” as that term is defined in the “Markets in Financial Instruments Directive II.”

8. CASH FLOWS.

a. The parties to this Agreement acknowledge that the composition of the assets in the Fund will fluctuate on a regular basis due to inflows and outflows resulting from purchases or redemptions made by the Fund’s investors (“Cash Flows”). A final position of the assets in the Fund taking account of the Cash Flows (“Final Asset Position”) will be calculated by the Adviser or its agents as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open.

b. Subject to sub-section c of this section 8, the Adviser agrees that the Sub-Adviser shall only make investment decisions or execute trades on the basis of Final Asset Positions as communicated by the Adviser in accordance with sub-section a of this section 8, unless otherwise requested by the Adviser.

c. To the extent the Adviser (i) communicates preliminary asset positions which are expected to result from future Cash Flows (“Preliminary Asset Positions”) and (ii) instructs the Sub-Adviser to invest on the basis of such Preliminary Asset Positions, the Adviser shall be liable for any overdraft charges, trading costs, buy-in fees or any other costs associated with settlement failures as a result of discrepancies between the Preliminary Asset Positions and the Final Asset Positions.

d. The Adviser agrees to inform the Sub-Adviser promptly of any event which will or may have a material impact on the short-term liquidity of the Fund upon which parties shall coordinate further steps to be taken to resolve any possible overdraft or shortage in liquidity.

9. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time in accordance with its proxy voting guidelines and procedures in effect from time to time. The Adviser agrees to instruct Custodian to forward all proxy materials and related shareholder communications to the designee provided by Sub-Adviser promptly upon receipt. Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.

10. REPORTS TO THE SUB-ADVISER. Great-West Funds will provide the Sub-Adviser with such periodic reports concerning the status of the Fund Account as the Sub-Adviser may reasonably request.

11. FEES FOR SERVICES. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule A. The Sub-Adviser shall be responsible for all of its expenses incurred performing the services delegated to it hereunder. As described in the Advisory Agreement, the Fund and/or Adviser are responsible for all other expenses incurred in the operation of the Fund and for all of its general administrative expenses.

The Adviser will promptly notify the Sub-Adviser of an overdraft in the custody account maintained by the Custodian for the Fund Account which the Adviser believes to have been caused by the Sub-Adviser and for which the Adviser plans to seek reimbursement from the Sub-Adviser for any resulting overdraft fees imposed by the Custodian. If the Sub-Adviser agrees that its action or inaction was the primary cause of such overdraft, the Sub- Adviser will reimburse the Fund Account for the overdraft fees charged by the Custodian, or such portion of the overdraft fees as agreed upon by the Adviser and the Sub-Adviser, upon the receipt of an invoice from the Adviser.

12. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. Great-West Funds acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, members, agents or employees may buy, sell or trade in any securities for its or their own respective accounts (“Affiliated Accounts”). Subject to the provisions of Section 7 hereof regarding the aggregation of trades for the Fund Account with trades for other clients of the Sub-Adviser, Great-West Funds agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith and provided further, that it is the Sub-Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Sub-Adviser’s other clients, and its directors, officers and employees, taking into account the investment objective and policies of the Fund Account and any specific investment restrictions applicable thereto. Great-West Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

13. CERTIFICATE OF AUTHORITY. Great-West Funds, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors/Members or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of Great-West Funds, a Fund Account, the Adviser and/or the Sub-Adviser.

14. INDEMNIFICATION AND LIMITATION OF LIABILITY.

a. Sub- Adviser does not guarantee the future performance of the Fund Account or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser’s overall management of the Fund Account. The Adviser understands that investment decisions made for the Fund Account by Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Sub-Adviser will manage only the Fund Account and in making investment decisions for the Fund Account, Sub-Adviser will not consider any other securities, cash or other investments owned by the Fund.

b. The Sub-Adviser agrees and undertakes to hold harmless, indemnify and protect the Fund and the Adviser and their directors, officers and employees from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by the Fund or the Adviser as a result of Sub-Adviser’s (1) willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, or (2) material breach of any representation or warranty made under this Agreement.

c. The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-Adviser and its directors, officers and employees from and against any and all Losses incurred or suffered by Sub-Adviser as a result of Adviser’s (1) willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, or (2) material breach of any representation or warranty made under this Agreement.

d. Great-West Funds and the Adviser, jointly and severally, agree to hold harmless the Sub-Adviser, its directors and officers, and each person, if any, who controls the Sub-Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for Great-West Funds, or any amendment or supplement thereto, or in any preliminary prospectus, or proxy statements filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used, or which the Sub-Adviser had acknowledged was to be used, in the particular Disclosure Document.

e. The Sub-Adviser agrees to indemnify and hold harmless Great-West Funds and the Adviser, their directors and officers, and each person, if any, who controls Great-West Funds or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from Great-West Funds and the Adviser to the Sub-Adviser in subsection (d), but only with respect to information furnished in writing by Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the Disclosure Documents.

f. The party seeking indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

g. In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party and shall take all steps necessary in the defense thereof; provided, further, that the Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

i. So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as it may deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified Party may deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions hereof; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled. Failure of any party hereto to give notice as required hereunder will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

j. In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act. The Sub-Adviser shall have no responsibility under this Agreement with respect to the management of assets of the Fund other than the Fund Account.

15. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and Great-West Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction, a subpoena or other legal process or as may be required by law, order or regulation, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account, the Sub-Adviser, the Adviser and Great-West Funds received from another party and shall not disclose any such non-public information of the other party it has received unless the disclosing party has authorized the disclosure of the non-public information. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

16. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify Great-West Funds and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable Great-West Funds and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF GREAT-WEST FUNDS. Great-West Funds represents, warrants and agrees that:

a. The Sub-Adviser has been duly appointed by the Board of Directors of Great-West Funds to provide investment services to the Fund Account as contemplated hereby.

b. Great-West Funds will deliver to the Sub-Adviser a true and complete copy of the Fund’s then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

c. Great-West Funds is currently in material compliance and shall at all times continue to comply with the requirements imposed upon Great-West Funds by applicable law and regulations.

d. This Agreement, is valid and has been duly authorized, does not violate, and includes applicable requirements of, any law, rule or obligation to which Great West Funds or the Fund is subject, and when so executed and delivered, will be binding upon Great West Funds in accordance with its terms.

e. The legal Entity Identifier (LEI) applicable to the Fund is: 5WGJQNP7ZMHQ58KNXK35. Great-West Funds shall maintain the LEI and promptly notify the Sub-Adviser in the event the LEI becomes invalid, or if a different LEI becomes applicable to the Fund.

18. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

a. The Adviser has been duly authorized by the Board of Directors of Great-West Funds to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

b. The Adviser is registered as an “investment adviser” under the Advisers Act.

c. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

d. The Adviser represents and warrants to the Sub-Adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to Great-West Funds or the Adviser in writing by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the particular Disclosure Document. Great-West Funds and the Adviser will notify the Sub-Adviser promptly of the happening of any event which in the judgment of Great-West Funds or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that Great-West Funds and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds had informed the Sub-Adviser was to be used in the particular Disclosure Document.

e. This Agreement, is valid and has been duly authorized, does not violate, and includes applicable requirements of, any law, rule or obligation to which the Adviser is subject, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms.

19. REPRESENTATIONS. WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

a. The Sub-Adviser is registered as an “investment adviser” under the Advisers Act.

b. The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

c. The Sub-Adviser will maintain, keep current and preserve on behalf of Great-West Funds, in the manner required or permitted by the 1940 Act, the records identified in Section 4. The Sub-Adviser agrees that such records are the property of Great-West Funds, and will be surrendered to Great-West Funds promptly upon request provided, however, that the Sub-Adviser may retain a copy of such records.

d. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund Account as the Adviser or Great-West Funds may from time to time reasonably require to assure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

(Under the European Union’s Markets in Financial Services Directive II (“MFID II”) the Sub-Adviser is required to provide the following reports:

•	At least quarterly, a valuation report, a transaction report and a performance report each with respect to all the investments and cash comprising the UK Managed Assets.

•	A notice to Great-West Funds and the Adviser if and when the overall value of the UK Managed Assets, as evaluated at the beginning of each reporting period, depreciates by 10%, and thereafter at multiples of 10%, by the end of the business day during which the threshold was been exceeded or, if the threshold is exceeded on a non-business day, by the end of the next business day. The Sub-Adviser will not be required to provide this notice if such depreciations are due to redemptions or other withdrawals from the Fund.

•    For each calendar year, information about all aggregated costs and charges incurred in connection with the Sub-Adviser’s discretionary investment management services and the financial instruments held in the UK Managed Assets.)

e. The Sub-Adviser has adopted a written code of ethics complying in all material respects with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and has provided Great-West Funds with a copy of the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an officer of the Sub-Adviser shall certify to Great-West Funds that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. The Sub-Adviser will provide a summary of violations, if any, of Sub-Adviser’s code of ethics from time to time in such form as determined by the Sub-Adviser. The Sub-Adviser has adopted a compliance program in compliance with Rule 206(4)-7 of the Advisers Act. The Sub-Adviser will provide Great-West Funds or the Adviser with copies of its compliance policies and procedures applicable to its compliance with Rule 206(4)-7 under the Advisers Act (“Compliance Program”) upon request and will provide a summary of its findings, if any, regarding the Sub-Adviser’s Compliance Program upon the request of Great-West Funds or the Adviser.

f. Great-West Funds and the Adviser acknowledge they have received, at least 48 hours prior to the execution of this Agreement, a copy of Part 2 of the Sub-Adviser’s Form ADV, as amended. The Sub-Adviser will furnish a copy of its Form ADV to the Adviser at least annually and promptly after filing with the SEC any amendment thereto which reflects any material changes with respect to the Fund.

g. Great-West Funds and the Adviser acknowledge that conflicts of interest may arise in the course of the Sub-Adviser’s providing discretionary investment management services to the Fund. Further information on the Sub-Adviser’s potential conflicts of interest and its conflicts of interest policy may be found in the Sub-Adviser’s Form ADV and/or its Financial Conduct Authority Disclosure Document, each of which have been provided to Great-West Funds and the Adviser.

h. The Sub-Adviser will promptly notify Great-West Funds and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify Great-West Funds and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, directly involving the affairs of the Fund.

i. The Sub-Adviser represents and warrants to Great-West Funds and the Adviser that the information furnished in writing by it which Great-West Funds or the Adviser has informed it is to be used in a particular Disclosure Document, as defined above, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws. The Sub-Adviser will notify Great-West Funds and the Adviser promptly of the happening of any event which in the judgment of the Sub-Adviser makes any statement made in any Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-Adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the particular Disclosure Document.

j. The Sub-Adviser will cooperate with Great-West Funds and the Adviser in connection with the registration or qualification of units of the Fund for offer and sale under the securities or Blue Sky laws of such jurisdictions as they may request and will cooperate with the preparation of the Disclosure Documents. Great-West Funds or the Adviser will provide the Sub-Adviser with copies of applicable updates to the registration statement or supplements thereto at least ten days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-Adviser or its affiliates, or relating to the description of the investment objectives and policies of the Fund.

k. This Agreement, is valid and has been duly authorized, does not violate, and includes applicable requirements of, any law, rule or obligation to which the Sub-Adviser is subject, and when so executed and delivered, will be binding upon the Sub-Adviser in accordance with its terms.

20. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and Great-West Funds, which amendment is subject to the approval of the Board of Directors, including by a majority of the Board of Directors who are not interested persons of Great-West Funds, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval and, to the extent required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

21. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Directors who are not interested persons of Great-West Funds, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the majority of the Board of Directors or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. In connection with such approvals, the Sub-Adviser shall furnish the Board of Directors with such information as may be reasonably necessary for it to evaluate the Sub-Adviser’s performance hereunder.

22. TERMINATION.

a. This Agreement may be terminated by Great-West Funds (by a vote of the Board of Directors of Great-West Funds or by a vote of a majority of the outstanding voting securities of the Fund), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by Great-West Funds, upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the obligations or liabilities of any party hereto to the others incurred prior to the date of such termination.

b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the obligations or liabilities of any party hereto to the others incurred prior to the date of such termination.

c. This Agreement will terminate automatically upon termination of the Advisory Agreement.

23. DEFINITIONS. As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person,” “principal underwriter” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

24. NOTICE. Any notice under this Agreement shall be given in writing and sent via electronic mail or addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

25. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remainder of this Agreement shall not be affected thereby.

26. GOVERNING LAW. To the extent that state law is not inconsistent with the provisions of any law, regulation or rule of the United States heretofore or hereafter enacted, as the same may be amended from time to time, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder, this Agreement shall be administered, construed and enforced according to the laws of the State of Colorado. Each of the parties to this Agreement submits to the exclusive jurisdiction of any federal court sitting in Colorado, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of such action or proceeding will be heard and determined in any such court.

27. ENTIRE AGREEMENT. This Agreement and the Schedule attached hereto embodies the entire agreement and understanding between the parties.

28. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed original, but all such counterparts together shall constitute but one and the same instrument.

29. WAIVER. The failure of any part to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

30. NO THIRD PARTY BENEFICIARIES. The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, any person or entity that is not a party to this Agreement.

31. SURVIVAL. Sections 14 and 15 shall survive the termination or expiration of this Agreement.

32. INDEPENDENT CONTRACTOR; NO AGENCY. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent Great-West Funds, the Adviser or the Fund in any way or otherwise be deemed an agent of any of them. This Agreement will not be construed to create or imply any partnership, agency or joint venture.

33. FORCE MAJEURE. No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of such party.

34. USE OF SUB-ADVISER NAME. During the term of this Agreement, the Sub-Adviser grants to the Adviser and Great-West Funds a non-exclusive, non-transferable and non-assignable license to use the name “J.P. Morgan” in the Fund’s Disclosure Documents and other filings, forms or reports required under applicable state or federal securities laws. Neither Great-West Funds nor the Adviser shall use the Sub-Adviser’s name or logo in promotional or sales related materials prepared by or on behalf of the Great-West Funds or the Adviser, without prior review and approval by the Sub-Adviser, which may not be unreasonably withheld. In the event that this Agreement shall be terminated for any reason, and in the event a new or successor agreement with the Sub-Adviser is not concluded, the Adviser and Great-West Funds understand that they must promptly take all steps necessary to cease any and all use of the name “J.P. Morgan.”

35. DELEGATION TO THIRD PARTIES. Sub-Adviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Sub-Adviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, Sub-Adviser may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Sub-Adviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Sub-Adviser of any of its obligations under this Agreement.

36. ANTI-MONEY LAUNDERING. Adviser acknowledges that the Sub-Adviser operates so as to comply with all applicable federal, state and local laws relating to the prevention of money laundering and terrorist financing. Adviser hereby acknowledges that it has policies and procedures in place designed to comply with Anti -Money Laundering (“AML”) requirements in the United States, including the Bank Secrecy Act as amended, the USA PATRIOT ACT as amended, and other applicable laws and regulations in those jurisdictions where the Adviser operates, relating to the prevention of money laundering and terrorist financing (“AML Program”). Adviser also acknowledges that it has policies and procedures in place designed to comply with the prohibitions and restrictions mandated by the U.S. Treasury Department’s Office of Foreign Assets Control and all other sanctions laws and regulations applicable in the jurisdictions in which it operates. To the Adviser’s knowledge, any solicitations and other activities by Adviser or, as applicable, its service providers in connection with the Fund have been and will be conducted in accordance with such applicable AML and sanctions laws and regulations.

37. TELEPHONE CONVERSATIONS. The Sub-Adviser is required to record telephone conversations and electronic communications which result or may result in transactions. Furthermore, the Sub-Adviser may also record telephone conversations and electronic communications in other circumstances, and the Sub-Adviser will treat such recordings as confidential information in accordance with Section 15 of this Agreement and may only produce such recordings in evidence in accordance with Section 15 of this Agreement. The records will be kept for such period as required by applicable law and the Sub-Adviser’s internal policies. Upon request of the Adviser, the Sub-Adviser will provide the Adviser with a copy of the recordings which relate to the Sub-Adviser’s management of the Fund

Account. The Sub-Adviser has discretion to charge the Adviser for any reasonable cost in providing such copy of the recordings.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

GREAT-WEST FUNDS, INC., on behalf of the Great-West International Growth Fund

By: /s/ Mary C. Maiers
Name: Mary C. Maiers
Title: Chief Financial Officer & Treasurer

GREAT-WEST CAPITAL MANAGEMENT, LLC

By: /s/ Scott C. Sipple
Name: Scott C. Sipple
Title: President & Chief Executive Officer

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ Jessica Badillo
Name: Jessica Badillo
Title: Vice President

SCHEDULE A

FEE SCHEDULE

For the services to be provided to the Fund pursuant to this Agreement, the Adviser shall calculate and pay the Sub-Adviser an annual fee calculated as follows:

0.35% on the first $150 million of Fund Account assets and 0.33% on all Fund Account assets over $150 million

The fee shall be calculated and paid monthly in arrears based on the average daily market value of the investments in the Fund Account. Payment will be made on or about the 15th day of each month.

The Adviser will send the Sub-Adviser a statement showing its calculation of each month’s payment.

Fees shall be prorated on a daily basis when the Fund Account is managed by the Sub-Adviser for a portion of any month.

The Fund Account is comprised of all funds and assets, including cash, cash accruals, additions, substitutions and alterations which are allocated to the Sub-Adviser.

Except for the management fee described herein, no other compensation or fees shall be payable to the Sub-Adviser hereunder.